MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.




FUND LOGO




Quarterly Report

April 30, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

Officers and
Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Christopher G. Ayoub, Senior Vice President
Lawrence R. Fuller, Senior Vice President
Geraldine C. Gunn Hertig, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Thomas R. Robinson, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Asset Builder Program, Inc., April 30, 1999


DEAR SHAREHOLDER

We are pleased to provide you with this quarterly report for Merrill Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information for all five portfolios can be found on pages 7-10 of this report to shareholders.

Fundamental Value Portfolio
The quarter ended April 30, 1999 was a favorable one for Fundamental Value Portfolio as many out-of-favor value equities enjoyed a solid resurgence. A number of positive developments propelled value stocks higher. These factors included improved earnings from many economically sensitive companies, signs of a bottoming of the turmoil in the important Asian and Latin American economies, and indications of a rebound in the depressed industrial sector of the US economy. Positive economic indicators included the purchasing managers' index, which expanded in February after eight months of contraction and which continued to show progress in the ensuing two months. In addition, US gross domestic product (GDP) reflected solid growth (+6.1% in the fourth quarter of 1998 and +4.5% in the first quarter of 1999). Another catalyst for value equities was the improved outlook for the out-of-favor energy sector following the accord reached by the Organization of Petroleum Exporting Countries
(OPEC) in March.

Reflecting this favorable investment backdrop, Fundamental Value Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +9.87%, +9.55%, +9.56% and +9.84%, respectively, for the quarter ended April 30, 1999, surpassing the total return of +4.67% for the Standard & Poor's 500 Index (S&P 500). Favorably impacting our performance were our overweighted positions in the basic materials, capital goods, and energy sectors. During the April quarter, individual standouts in the Portfolio included Venator Group, Inc. (+89%), Royal Dutch Petroleum Company (+46.5%), Atlantic Richfield Company (+46.1%), Toys 'R' Us, Inc. (+45.8%), Diamond Offshore Drilling, Inc. (+43.8%) and Halliburton Company (+43.6%). Laggards in the Portfolio included communications and utility equities as well as select technology and financial holdings.

During the April quarter, we initiated five new positions and eliminated two. The new commitments included Dana Corporation, Eaton Corporation, Hercules Incorporated and Honeywell Inc. These cyclical stocks had dramatically underperformed the market over the past 12 months, pressured by the economic troubles in the emerging economies. Since we judged this negative influence to be dissipating, we viewed the reasonable share price valuations as buying opportunities. Further bolstering the positive case for these four issues are the bright 1999 earnings prospects forecast for each company.

In addition, we initiated a position in Philip Morris Companies, Inc., a contrarian investment opportunity. The shares have dramatically underperformed the market this year, reflecting several factors: two sizable adverse jury awards, the President's proposed lawsuit against the tobacco industry and the potential for a steep increase in Federal excise taxes on tobacco products. Although the political and legal obstacles remain formidable, we believed the risks were adequately reflected in the share price. Philip Morris was available at a compelling 60% discount to the market multiple and provided a well-above average dividend yield of 4.6%. Providing support to the stock should be the company's sizable cash flow, which should enable the company to continue its share buyback program as well as to steadily increase its dividend.

On the sell side, we eliminated two pharmaceutical holdings at sizable profits, Pharmacia & Upjohn, Inc. and Bristol-Myers Squibb Company. We purchased shares in these companies several years ago when drug stocks were significantly out-of-favor and very reasonably valued. Since then, both companies have made significant strides in improving their fundamental outlooks, propelling their stock prices to record levels. With the shares now commanding premiums to the market multiple, they appeared fairly valued and thus, were eliminated.

We believe the prospect of continued outperformance by value equities remains bright. A continuation of current trends--a global economic rebound, a vibrant US economy and S&P 500 earnings progress --provides a solid backdrop for value outperformance. Further bolstering the case for value equities is the compelling investment attributes accorded many shares. Fundamental Value Portfolio is indicative of this opportunity with the Portfolio's price/earnings multiple 40% below that of the S&P 500 and the price/book ratio at a 65% discount to the market benchmark.

Global Opportunity Portfolio
As of April 30, 1999, the asset allocation for Global Opportunity
Portfolio was: foreign stocks, 41% of net assets; US stocks, 38%;
foreign bonds, 15%; US bonds, 6%; and cash reserves, less than 1%.

We enlarged our foreign equity representation from 30% of net assets at January 31, 1999 to 41% of net assets by April 30, 1999. We achieved this increase through the expansion of our positions in Japan, the United Kingdom and emerging markets. In recent months, we became increasingly optimistic over the upside potential in the Japanese stock market, given evidence of increasingly accommodative monetary policy, some progress in dealing with the financial crisis and evidence that a growing number of corporations are undertaking corporate restructuring. In adding to Japanese equities, we are maintaining a balance between export-oriented companies, as exemplified by Toyota Motor Corporation, and companies more dependent on the domestic economy, including commitments in banking. Our commitment to Japanese equities remains hedged back to US dollars, given expectations of a weakening of the yen in coming months.

We enlarged our commitment to the United Kingdom, reflecting an increasingly positive assessment of prospects for the UK economy over the next year. Since we expect economic recovery in the United Kingdom to be accompanied by a strong British pound relative to the euro, we concentrated our new positions in companies that we believed would benefit from recovering domestic demand. Examples of new commitments include Ladbroke Group PLC and The British Land Company PLC. An improving post-devaluation outlook led us to initiate a commitment in Brazilian equities. We have also reestablished a small position in emerging Asian markets through a position in Samsung Electronics. Although we reduced our position, European equities outside of the United Kingdom remain the largest regional commitment among the Portfolio's foreign equity holdings. Significant positions remained in the telecommunications, telecommunications equipment, food, healthcare and financial sectors.

We slightly reduced our allocation to US equities from 40% of net assets to 38% during the three months ended April 30, 1999. Technology remained the largest sector represented among US equities, reflecting the continuing high degree of earnings visibility for the group. New commitments in this area included Hewlett-Packard Company. Other areas with significant representation were financials, with a new position in American International Group, Inc., and consumer staples, including a new commitment in Philip Morris Companies, Inc. We also added to basic industries through positions in International Paper Company and Rohm and Haas Company.

Within the foreign bond commitment, we established a position in New Zealand. This commitment reflects the attractive yield of these obligations relative to US fixed-income securities. We maintained positions in German and UK bonds. We eliminated the hedge of UK stocks and bonds since we believed the pound would recover versus the US dollar as a result of a more optimistic outlook for the UK economy.

During the three months ended April 30, 1999, we reduced the Portfolio's US bond representation from 14% of net assets to 6%. However, we extended the average duration of the residual US bond position from 5.3 years to 7.0 years, following a rise in US interest rates. In coming months, we expect US interest rates to fall back, reflecting evidence of some slowing in the pace of US economic activity.

Growth Opportunity Portfolio
For the quarter ended April 30, 1999, the relative investment performance of Growth Opportunity Portfolio trailed in comparison to the S&P 500 as a result of the apparent shift by investors of assets into the energy and energy services industries as well as the basic and manufacturing industries, such as aluminum, steel, paper, chemicals, motor vehicles and construction equipment. Our perspective was that it is too early to shift investments into the cyclical or value-investing industries because we appear to be in the late stages of one of the longest periods of continuous positive growth in real business activity in US economic history. Also, in the United States, manufacturing employment in these industries continues to decline in absolute terms as lower-cost foreign-based producers in Asia, Latin America and Eastern Europe continue to take business away from US producers. Consequently, manufacturing capacity utilization, even in the technology sector, continues at recessionary levels of activity. The US merchandise trade deficit continues to increase to surprisingly high levels because US consumers prefer less expensive foreign-made products. Therefore, it seems difficult to rationalize a near-term upturn in business activity or profits for US companies in the basic industries or manufacturing sectors.

From our viewpoint, it will take a prolonged period of decline in the value of the US dollar, relative to the currencies of the countries in which our corporate competitors are domiciled, before there will be significant sustained increases in production volumes, pricing in US dollars and upside profitability leverage from increased capacity utilization. The US dollar has not yet started to decline in value in a sustained manner relative to the South Korean won or Japanese yen. Therefore, we continue to focus on investments in companies that we believe will do well in terms of relatively consistent profitability during a period of modest real growth in business activity with low levels of price inflation.



Merrill Lynch Asset Builder Program, Inc., April 30, 1999



The slowdown in real consumer spending around the world during the first quarter of 1999 resulted in The Coca-Cola Company experiencing an absolute decline in unit volume sales outside of the US market. In fact, beverage sales declined in every major regional economy. Also, the declines in consumer spending and business activity around the world appear to have caused a major slowdown in the rate of growth of corporate investment in new computer systems and related software products. In late January and early February 1999, we significantly reduced the Portfolio's investment weighting in technology companies on the basis of statements by the chief executives of several of the leading computer equipment companies that the pace of business sales had slowed down. Also, we reduced the investment weighting in several of the Portfolio's largest investments in the retail industry in response to our anticipation that there would be a meaningful slowdown in the rate of growth during the second quarter of 1999 and possibly into the second half of 1999.

Our investment strategy is focused on large companies in telecommunications, banking and financial, pharmaceuticals, financial services and specialty retailing industries. The ten largest equity investments in the Portfolio are Cisco Systems, Inc., General Electric Company, Bristol-Myers Squibb Company, Mellon Bank Corporation, Citigroup Inc., America Online, Inc., Merck & Co., Inc., AT&T Corp., Sprint Corp. (FON Group) and Minnesota Mining and Manufacturing Company (3M). During the April quarter, half of the companies among the top ten equity holdings had total investment returns that exceeded the total investment return of the unmanaged S&P 500 (with daily reinvestment of the dividends).

We continue to have a positive outlook for overall real economic growth and for growth in corporate profits in the United States. It appears that corporate operating profits reached a bottom in the third quarter of 1998 and continued to grow faster on a year-to-year comparison in the first quarter of 1999 than in the fourth quarter of 1998. Also, we anticipate a continuation of wide percentage changes in stock prices of individual stocks as investors attempt to determine where the growth in corporate earnings will be the strongest with the best rates of return on equity. As an example, the integrated oil companies continue to have negative earnings growth comparisons relative to a year ago even though oil prices went up substantially in the first quarter of 1999 in response to reductions in production by the major OPEC countries. During upcoming quarters, the earnings will have to recover to support the substantial increase in energy company stock prices during March and April. We continue to focus on companies that we do not believe are dependent on a cyclical upturn in commodity prices or a global upturn in real economic growth for maintenance of earnings levels and rates of return on equity. At April 30, 1999, the Portfolio's cash and cash equivalent position was approximately 8.7% of net assets.

Quality Bond Portfolio
For the three-month period ended April 30, 1999, the US Treasury market continued to exhibit a considerable degree of price volatility as investors' attitudes shifted to a more bearish posture. The release of November's Federal Open Market Committee meeting minutes heightened concerns, since the Committee shifted monetary policy from an easing bias to a neutral posture. As expected, the front end of the yield curve reacted immediately, with the greatest initial impact in the one-year--five-year sector. In his Humphrey-Hawkins testimony, Chairman Greenspan's remarks were consistent with past speeches since he gave little indication of future Federal Reserve Board policy. Unfortunately, investors chose to focus in on those portions of his presentation that painted a cautionary picture. Additionally, the Treasury market was being negatively impacted by the recent spike in long-term Japanese bond yields and the concern that some Japanese investors would seek to reduce their US dollar exposure.

By early March, investor sentiment became more positive as economic releases indicated that the domestic economy was not growing at a pace that would create resource shortages or inflationary pressures. Accordingly, interest rates retraced a portion of their February increase as investors sought to reinvest at the higher prevailing yields. However, the rally was short-lived as investors once again pushed interest rates higher in reaction to evidence that the domestic economy was re-accelerating. Furthermore, inflationary concerns heightened following the recent run-up in the price of oil as OPEC members appeared to reach a preliminary agreement on production levels. By the end of March, the yield curve had steepened dramatically.

The month of April brought continued pressure to the Treasury market as investors reacted to further evidence that the domestic economy did not slow as expected. Preliminary releases indicated that first quarter GDP grew at a strong 4.5% rate, led by consumer spending which increased 6.7% for the first quarter, an 11-year high. Furthermore, imports were up dramatically while exports remained negatively impacted by the slower international economy. With many foreign economies exhibiting renewed vigor, concern will be focused on the impact this will have on GDP going forward. Recently, inflation has begun to show some signs of rising as witnessed by the higher oil prices and the increase in the GDP deflator to 1.4%, situations that we do not expect to be long term. By April month-end, the long-term bond was approaching 5.7%, nearly 100 basis points above the low yields of 1998.

Throughout the quarter ended April 30, 1999, we maintained the duration of Quality Bond Portfolio in the range of 5.8 years--6.0 years, within close proximity of the benchmark unmanaged Merrill Lynch Corporate Master Bond Index's duration. We concentrated on increasing the average coupon in the Portfolio, not only to help enhance current income, but also to provide greater stability to net asset values during periods of stable interest rates. We focused on issues with an attractive yield relative to Treasury securities given our belief that spread relationships would continue to compress toward Treasury yields. We earmarked high-quality corporate bonds with particular emphasis on BBB-rated issues, securities backed by home equity loans and commercial mortgage-backed securities. Although we are not able to invest in securities of foreign companies, a sector that has produced the best returns during 1999, BBB-rated domestic issues have produced favorable returns as yield spreads narrowed. Additionally, we limited our corporate bond investment to only the larger, more liquid issues and continued to avoid those industries where we believed bid/offer relationships were too wide.

Relative to the unmanaged benchmark Merrill Lynch Corporate Master Bond Index, the Portfolio was overweighted in the telecommunications, finance, oil and gas, electric and gas utilities, property and casualty, airlines, cable/media, gaming and lodging, information technology, real estate investment trusts, chemicals and pulp/paper sectors. Underweighted sectors included Yankee and Canadian sovereign bonds, corporate bonds, tobacco companies, service firms, pharmaceuticals, metals/mining companies and consumer products firms. From a ratings perspective, corporate debt that is rated BBB accounts for approximately 36% of holdings, a sector we will continue to overweight relative to the index given our expectation that this sector will continue to outperform over the coming months as spread relationships further compress.

Going forward, we expect to continue to emphasize those strategies implemented during the April quarter. While we are not completely convinced the Federal Reserve Board will tighten monetary policy, we would not eliminate the chance for interest rates to drift higher from current levels. If interest rates were to rise and the long-term bond approach 6%, we would view this as an opportunity to extend the Portfolio's duration since we are not expecting interest rates to trend higher over the long term. With respect to sector allocation, we will continue to look at the cyclicals for good relative value and mortgage and asset-backed securities for continued diversification and attractive income attributes.

US Government Securities Portfolio
The US economy continues to grow at a faster-than-expected pace fueled by the largest rise in consumer spending in over a decade. GDP, the nation's total output of goods and services, grew at a 4.5% annual rate in the first quarter of 1999. Meanwhile, inflation remains low. The GDP price deflator, which measures inflation across the economy, rose at a 1.4% annual rate. Though this number is still low by historical standards, it was higher than expected and the fastest gain in over two years. The unemployment rate remains at a 29-year low. However, even with extremely tight labor markets, the Employment Cost Index (ECI) continues to be surprisingly weak. Overall compensation rose a mere 0.4%, the smallest quarterly increase on record. The low ECI data continues to disprove the perceived historical relationship between growth, unemployment and inflation. Compensation costs have not accelerated despite the tight labor markets. Until the Federal Reserve Board sees tangible signs of higher inflation, it will most likely keep monetary policy on hold, even with domestic activity in the first quarter of 1999 exceeding expectations.


Merrill Lynch Asset Builder Program, Inc., April 30, 1999


Although there was no change to short-term interest rates during the April quarter, investors shifted their bias on monetary policy to one of tightening. Intermediate-term and long-term interest rates all rose dramatically. Two-year and five-year Treasury note yields rose 49 basis points and 67 basis points, respectively, while the ten-year and 30-year Treasury yields rose 69 basis points and 57 basis points, respectively. The two-year--ten-year portion of the US Treasury yield curve steepened by 20 basis points during the April quarter to 29 basis points at the end of April.

Mortgage-backed securities (MBS) significantly outperformed their Treasury counterparts for the April quarter and thus far this year for several reasons. First, higher interest rates have diminished prepayment fears. The Mortgage Bankers Association Refi Index, a measure of refinancing activity, is significantly lower than its peak in October 1998 and has been decreasing thus far this quarter. The US Treasury yield curve has steepened during the quarter, which is favorable to MBS and increases demand for collateralized mortgage obligations. This in turn enhances MBS collateral. These factors caused MBS yield spreads to tighten relative to Treasury issues with similar average lives during the April quarter. As a result, a number of the Portfolio's holdings outperformed US Treasury issues during the period. To illustrate an example of what the MBS spread represents in price movement, Government National Mortgage Association 7% returned +0.76% for the April quarter as compared to the ten-year Treasury note which had a similar average life and returned -3.99% for the quarter.

If interest rates continue to move higher, the focus may shift from prepayment risk to extension risk. As interest rates rise, prepayment expectations are reduced causing the average life of MBS to extend. During the April quarter, we made several trades to reduce the Portfolio's extension risk. These trades, which reduced duration, included moving higher in coupon and purchasing short-term Treasury notes. As interest rates stabilize, we will look to reverse these trades and increase duration. Over the past several quarters, when prepayment rates were higher, moving up in coupon sometimes meant giving up yield. Currently, with lower prepayment rates, we are able to purchase higher coupon and pick up yield. The Portfolio ended the quarter with a 54% 30-year MBS allocation, a 21% 15-year MBS allocation, a 9% multi-family prepayment protected FNMA pool, a US Treasury allocation of 11% and a cash position of 5%. We remain heavily weighted in MBS and continue to find them a very attractive fixed-income investment.

In Conclusion
We thank you for your investment in Merrill Lynch Asset Builder
Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming semi-annual report to shareholders.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President


(Geraldine Gunn Hertig)
Geraldine Gunn Hertig
Senior Vice President and
Portfolio Manager
Fundamental Value Portfolio


(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager
Global Opportunity Portfolio


(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager
Growth Opportunity Portfolio


(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and
Portfolio Manager
Quality Bond Portfolio


(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager
US Government Securities Portfolio



June 16, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Asset Builder Program's Board of Trustees. We are pleased to announce that Terry
K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distri-bution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Asset Builder Program, Inc., April 30, 1999



PERFORMANCE DATA (continued)

Fundamental
Value Portfolio

Average Annual
Total Returns

                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class A Shares*

Year Ended 3/31/99                      - 4.04%          - 9.08%
Inception (2/01/95) to 3/31/99          +16.26           +14.76

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class B Shares*

Year Ended 3/31/99                      - 5.12%          - 8.70%
Inception (2/01/95) to 3/31/99          +15.00           +15.00

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return          % Return
                                     Without CDSC       With CDSC**

Class C Shares*

Year Ended 3/31/99                      - 5.19%          - 6.09%
Inception (2/01/95) to 3/31/99          +14.99           +14.99

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
                                     Sales Charge      Sales Charge**

Class D Shares*

Year Ended 3/31/99                      - 4.29%          - 9.31%
Inception (2/01/95) to 3/31/99          +15.99           +14.50

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Global
Opportunity
Portfolio

Average Annual
Total Returns

                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class A Shares*

Year Ended 3/31/99                       +0.38%           -4.89%
Inception (2/01/95) to 3/31/99           +9.33            +7.92

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class B Shares*

Year Ended 3/31/99                       -0.68%           -4.64%
Inception (2/01/95) to 3/31/99           +8.17            +8.17

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class C Shares*

Year Ended 3/31/99                       -0.77%           -1.76%
Inception (2/01/95) to 3/31/99           +8.13            +8.13

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class D Shares*

Year Ended 3/31/99                       +0.20%           -5.06%
Inception (2/01/95) to 3/31/99           +9.09            +7.69

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Growth
Opportunity
Portfolio

Average Annual
Total Returns


                                   % Return Without  % Return With
                                     Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                      +27.36%          +20.67%
Inception (2/02/96) to 3/31/99          +26.15           +24.01

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class B Shares*

Year Ended 3/31/99                      +25.90%          +21.90%
Inception (2/02/96) to 3/31/99          +24.82           +24.62

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class C Shares*

Year Ended 3/31/99                      +25.89%          +24.89%
Inception (2/02/96) to 3/31/99          +24.76           +24.76

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class D Shares*

Year Ended 3/31/99                      +26.99%          +20.32%
Inception (2/02/96) to 3/31/99          +25.90           +23.77

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Quality Bond
Portfolio

Average Annual
Total Returns

                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class A Shares*

Year Ended 3/31/99                       +6.68%           +2.41%
Inception (2/01/95) to 3/31/99           +6.97            +5.92

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class B Shares*

Year Ended 3/31/99                       +5.99%           +2.02%
Inception (2/01/95) to 3/31/99           +6.12            +6.12

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class C Shares*

Year Ended 3/31/99                       +5.94%           +4.95%
Inception (2/01/95) to 3/31/99           +6.05            +6.05

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class D Shares*

Year Ended 3/31/99                       +6.41%           +2.16%
Inception (2/01/95) to 3/31/99           +6.71            +5.66

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



US Government
Securities
Portfolio

Average Annual
Total Returns


                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class A Shares*

Year Ended 3/31/99                       +7.60%           +3.30%
Inception (2/01/95) to 3/31/99           +9.27            +8.20

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class B Shares*

Year Ended 3/31/99                       +6.80%           +2.81%
Inception (2/01/95) to 3/31/99           +8.40            +8.40

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return         % Return
                                     Without CDSC      With CDSC**

Class C Shares*

Year Ended 3/31/99                       +6.74%           +5.75%
Inception (2/01/95) to 3/31/99           +8.33            +8.33

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without  % Return With
                                     Sales Charge     Sales Charge**

Class D Shares*

Year Ended 3/31/99                       +7.33%           +3.04%
Inception (2/01/95) to 3/31/99           +9.01            +7.94

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Asset Builder Program, Inc., April 30, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                     12 Month      3 Month        Since         Standardized
                                                      Total         Total       Inception       30-day Yield
                                                      Return        Return     Total Return    As of 4/30/99
Fundamental Value Portfolio Class A Shares           + 4.24%        +9.87%       +106.59%           --
Fundamental Value Portfolio Class B Shares           + 3.03         +9.55        + 97.34            --
Fundamental Value Portfolio Class C Shares           + 3.02         +9.56        + 97.27            --
Fundamental Value Portfolio Class D Shares           + 3.93         +9.84        +104.56            --
Global Opportunity Portfolio Class A Shares          + 2.16         +1.20        + 49.05            --
Global Opportunity Portfolio Class B Shares          + 1.05         +0.90        + 42.32            --
Global Opportunity Portfolio Class C Shares          + 0.97         +0.90        + 42.09            --
Global Opportunity Portfolio Class D Shares          + 1.91         +1.13        + 47.60            --
Growth Opportunity Portfolio Class A Shares          +25.87         +1.83        +110.62            --
Growth Opportunity Portfolio Class B Shares          +24.52         +1.59        +103.51            --
Growth Opportunity Portfolio Class C Shares          +24.43         +1.54        +103.23            --
Growth Opportunity Portfolio Class D Shares          +25.59         +1.78        +109.32            --
Quality Bond Portfolio Class A Shares                + 6.31         -1.30        + 32.73           6.30%
Quality Bond Portfolio Class B Shares                + 5.73         -1.39        + 28.33           5.80
Quality Bond Portfolio Class C Shares                + 5.68         -1.40        + 27.96           5.75
Quality Bond Portfolio Class D Shares                + 6.26         -1.26        + 31.48           6.06
US Government Securities Portfolio Class A Shares    + 7.39         +0.09        + 45.21           6.13
US Government Securities Portfolio Class B Shares    + 6.48         -0.10        + 40.24           5.63
US Government Securities Portfolio Class C Shares    + 6.43         -0.11        + 39.88           5.58
US Government Securities Portfolio Class D Shares    + 7.01         +0.02        + 43.62           5.89

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. The Program's since inception periods are Fundamental Value Portfolio, Global Opportunity Portfolio, Quality Bond Portfolio & US Government Securities Portfolio, from 2/01/95 to 4/30/99 and Growth Opportunity Portfolio, from 2/02/96 to 4/30/99.



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Fundamental Value Portfolio
MIDDLE                               Shares                                                                        Percent of
EAST         Industries               Held               Investments                       Cost          Value     Net Assets
Israel       Computer Services       120,000  Scitex Corporation Ltd. (Ordinary)       $  1,136,092     $  1,155,000    1.1%

                                              Total Investments in the Middle East        1,136,092        1,155,000    1.1


NORTH
AMERICA

United       Aerospace & Defenses     40,000  The Boeing Company                          1,345,984        1,625,000    1.5
States
             Automotive               20,000  Ford Motor Company                            429,535        1,278,750    1.2
                                      18,000  General Motors Corporation                    968,147        1,600,875    1.5
                                                                                       ------------     ------------  ------
                                                                                          1,397,682        2,879,625    2.7

             Banking &                26,000  Associates First Capital
             Financial                        Corporation (Class A)                         751,607        1,152,125    1.1
                                      35,000  Citigroup Inc.                              2,002,413        2,633,750    2.4
                                     105,000  Hibernia Corp. (Class A)                    1,309,566        1,397,813    1.3
                                      22,000  National City Corporation                   1,521,910        1,578,500    1.5
                                      50,000  Wells Fargo Company                         1,274,628        2,159,375    2.0
                                                                                       ------------     ------------  ------
                                                                                          6,860,124        8,921,563    8.3

             Beverage &               30,000  The Seagram Company Ltd.                    1,068,434        1,721,250    1.6
             Entertainment

             Capital Equipment        25,000  Dana Corporation                            1,021,460        1,178,125    1.1
                                      20,000  Eaton Corporation                           1,422,412        1,833,750    1.7
                                                                                       ------------     ------------  ------
                                                                                          2,443,872        3,011,875    2.8

             Chemicals                30,000  E.I. du Pont de Nemours and Company         1,704,050        2,118,750    2.0
                                      20,000  Great Lakes Chemical Corporation              796,423          956,250    0.9
                                      26,000  Hercules Incorporated                         728,972          983,125    0.9
                                                                                       ------------     ------------  ------
                                                                                          3,229,445        4,058,125    3.8

             Computer Equipment       28,000  Hewlett-Packard Company                     1,485,362        2,208,500    2.0

             Computer Software        55,000  Novell, Inc.                                  418,750        1,220,312    1.1

             Cosmetics &              45,000  Kimberly-Clark Corporation                  2,133,971        2,759,062    2.6
             Toiletries

             Electric Utilities       70,000  CINergy Corp.                               2,305,917        2,086,875    1.9
             Electronic Components    40,000  Thomas & Betts Corporation                  1,643,006        1,680,000    1.6

             Fertilizer               65,000  IMC Global Inc.                             1,928,484        1,625,000    1.5

             Foods                    35,000  General Mills, Inc.                         2,365,671        2,559,375    2.4

             Health Care Services     56,000  Columbia/HCA Healthcare Corporation         1,671,831        1,382,500    1.3

             Information Processing    8,000  Honeywell Inc.                                658,980          758,000    0.7
                                      13,000  International Business Machines
                                              Corporation                                   888,582        2,719,437    2.5
                                                                                       ------------     ------------  ------
                                                                                          1,547,562        3,477,437    3.2

             Insurance                12,500  Aetna Inc.                                    933,096        1,096,094    1.0
                                      55,000  The Allstate Corporation                    2,332,050        2,000,625    1.9
                                      35,000  The Chubb Corporation                       2,194,262        2,073,750    1.9
                                      25,000  PartnerRe Ltd.                              1,195,488        1,031,250    1.0
                                                                                       ------------     ------------  ------
                                                                                          6,654,896        6,201,719    5.8

             Machinery                30,000  Deere & Company                               929,241        1,290,000    1.2
                                      30,000  ITT Industries, Inc.                          716,231        1,080,000    1.0
                                      20,931  SPX Corporation                             1,229,451        1,367,056    1.3
                                                                                       ------------     ------------  ------
                                                                                          2,874,923        3,737,056    3.5

             Metals--Non-Ferrous      45,000  ASARCO Incorporated                         1,240,590          826,875    0.8

             Natural Gas              24,000  Enron Corporation                             936,185        1,806,000    1.7
                                      55,000  Sonat Inc.                                  2,188,180        1,966,250    1.8
                                                                                       ------------     ------------  ------
                                                                                          3,124,365        3,772,250    3.5


Merrill Lynch Asset Builder Program, Inc. April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Fundamental Value Portfolio (concluded)
MIDDLE                               Shares                                                                        Percent of
EAST         Industries               Held               Investments                       Cost          Value     Net Assets
United       Oil--Domestic            30,000  Atlantic Richfield Company (ARCO)        $  2,046,738     $  2,518,125    2.3%
States                                70,000  Occidental Petroleum Corporation            1,619,411        1,413,125    1.3
(concluded)                           20,000  Sunoco, Inc.                                  623,938          715,000    0.7
                                                                                       ------------     ------------  ------
                                                                                          4,290,087        4,646,250    4.3

             Oil--International       25,000  Exxon Corporation                           1,524,560        2,076,563    1.9

             Oil Services             30,000  Diamond Offshore Drilling, Inc.             1,407,557          991,875    0.9
                                      30,000  Halliburton Company                           927,909        1,278,750    1.2
                                                                                       ------------     ------------  ------
                                                                                          2,335,466        2,270,625    2.1

             Packaging                50,000  Crown Cork & Seal Company, Inc.             2,106,275        1,625,000    1.5

             Paper & Forest           20,000  International Paper Company                   805,487        1,066,250    1.0
             Products                 70,000  Louisiana-Pacific Corporation               1,551,112        1,456,875    1.4
                                                                                       ------------     ------------  ------
                                                                                          2,356,599        2,523,125    2.4

             Photography              22,000  Eastman Kodak Company                       1,556,016        1,641,750    1.5

             Railroads                55,000  Union Pacific Corporation                   2,978,576        3,300,000    3.1

             Retail                   60,000  Dillard's, Inc. (Class A)                   1,633,174        1,661,250    1.5
                                      65,000  Kmart Corporation                             750,037          966,875    0.9
                                      35,000  Sears, Roebuck & Co.                        1,560,564        1,610,000    1.5
                                      45,000  Toys 'R' Us, Inc.                           1,178,997          978,750    0.9
                                      40,500  Venator Group, Inc.                           570,707          392,344    0.4
                                                                                       ------------     ------------  ------
                                                                                          5,693,479        5,609,219    5.2

             Semiconductors            5,400  Texas Instruments Incorporated                236,494          551,475    0.5

             Steel                    40,000  USX-U.S. Steel Group                        1,147,077        1,210,000    1.1
                                     100,000  WHX Corporation                               902,908          843,750    0.8
                                                                                       ------------     ------------  ------
                                                                                          2,049,985        2,053,750    1.9

             Telecommunications       50,000  3Com Corporation                            1,264,976        1,300,000    1.2
                                      37,500  AT&T Corp.                                    885,188        1,893,750    1.8
                                      15,000  Bell Atlantic Corporation                     686,661          864,375    0.8
                                      30,000  GTE Corporation                             1,334,458        2,008,125    1.9
                                      30,000  Motorola, Inc.                              1,604,506        2,403,750    2.2
                                                                                       ------------     ------------  ------
                                                                                          5,775,789        8,470,000    7.9

             Tobacco                  35,000  Philip Morris Companies, Inc.               1,373,038        1,227,187    1.1

                                              Total Investments in North America         78,017,233       91,749,343   85.3


WESTERN
EUROPE

Nether-      Oil--                    40,000  Royal Dutch Petroleum Company (NY
lands        International                    Registered Shares)                          2,093,068        2,347,500    2.2

                                              Total Investments in the Netherlands        2,093,068        2,347,500    2.2


United       Petroleum                12,202  BP Amoco PLC (ADR)(a)                         941,412        1,381,114    1.3
Kingdom

                                              Total Investments in the United
                                              Kingdom                                       941,412        1,381,114    1.3


                                              Total Investments in Western Europe         3,034,480        3,728,614    3.5


SHORT-TERM                          Face
SECURITIES                         Amount     Issue
             Commercial Paper*    $3,000,000  CSW Credit Inc., 4.77% due 5/26/1999        2,990,063        2,990,063    2.8
                                   2,531,000  General Electric Capital Corp.,
                                              4.94% due 5/03/1999                         2,530,305        2,530,305    2.4
                                   5,000,000  Morgan Stanley, Dean Witter,
                                              Discover & Co., 4.81% due 5/07/1999         4,995,992        4,995,992    4.6


                                              Total Investments in Short-Term
                                              Securities                                 10,516,360       10,516,360    9.8


             Total Investments                                                         $ 92,704,165      107,149,317   99.7
                                                                                       ============
             Other Assets Less Liabilities                                                                   352,883    0.3
                                                                                                        ------------  ------
             Net Assets                                                                                 $107,502,200  100.0%
                                                                                                        ============  ======

             Net Asset Value:   Class A--Based on net assets of $411,909 and 26,442
                                         shares outstanding                                             $      15.58
                                                                                                        ============
                                Class B--Based on net assets of $66,759,870 and
                                         4,377,637 shares outstanding                                   $      15.25
                                                                                                        ============
                                Class C--Based on net assets of $33,750,947 and 2,214,588
                                         shares outstanding                                             $      15.24
                                                                                                        ============
                                Class D--Based on net assets of $6,579,474 and 423,953
                                         shares outstanding                                             $      15.52
                                                                                                        ============

          (a)American Depositary Receipts (ADR).
            *Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Global Opportunity Portfolio
                                     Face                                                                          Percent of
COUNTRY                             Amount         Foreign Government Obligations          Cost           Value    Net Assets
Germany                  Euro      1,800,000  BundesObligation, 4.75% due
                                              11/20/2001                               $  2,183,617     $  1,994,489    3.2%
                                              Bundesrepublik Deutschland:
                                   2,700,000    4.75% due 7/04/2008                       3,219,869        3,055,431    4.9
                                   1,060,000    4.75% due 7/04/2028                       1,250,708        1,101,553    1.8
                                                                                       ------------     ------------  ------
                                                                                          6,654,194        6,151,473    9.9


New Zealand              NZ$       1,150,000  Inter-American Development Bank, 5.75%
                                              due 4/15/2004                                 618,084          632,865    1.0


United                   Pound     1,424,000  United Kingdom Treasury Gilt, 7.25%
Kingdom                  Sterling             due 12/07/2007                              2,706,702        2,686,898    4.3

                                              Total Investments in Foreign
                                              Government Obligations                      9,978,980        9,471,236   15.2


Merrill Lynch Asset Builder Program, Inc., April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)
                                    Face                                                                           Percent of
COUNTRY                            Amount       US Government & Agency Obligations         Cost            Value   Net Assets
United States                                 Federal National Mortgage
                                              Association:
                            US$      300,000    5.625% due 3/15/2001                   $    301,290     $    301,923    0.5%
                                     840,000    5.125% due 2/13/2004                        823,931          821,100    1.3
                                   1,000,000    5.75% due 2/15/2008                         996,094          994,060    1.6
                                              US Treasury Notes & Bonds:
                                     300,000    6.50% due 5/31/2002                         309,422          310,875    0.5
                                     900,000    6.625% due 2/15/2027                      1,019,214          989,856    1.6

                                              Total Investments in US Government
                                              & Agency Obligations                        3,449,951        3,417,814    5.5

                                              Total Investments in Foreign & US
                                              Government & Agency Obligations            13,428,931       12,889,050   20.7


                                     Shares
             Industries               Held                US Stocks

United       Aerospace & Defense       1,200  United Technologies Corporation                94,462          173,850    0.3
States
             Application               3,100  Siebel Systems, Inc.                          114,458          119,156    0.2
             Development
             Software

             Automobile Rental         5,350  Avis Rent A Car, Inc.                         141,873          167,856    0.3
                                       2,810  The Hertz Corporation (Class A)               112,434          167,722    0.3
                                                                                       ------------     ------------  ------
                                                                                            254,307          335,578    0.6

             Automobiles               7,200  Delphi Automotive Systems Corporation         122,400          139,950    0.2
                                       1,900  Ford Motor Company                            121,192          121,481    0.2
                                                                                       ------------     ------------  ------
                                                                                            243,592          261,431    0.4

             Banking                   3,847  Bank of America Corporation                   223,414          276,984    0.4
                                       8,940  The Bank of New York Company, Inc.            194,993          357,600    0.6
                                       6,580  Mellon Bank Corporation                       416,764          488,976    0.8
                                                                                       ------------     ------------  ------
                                                                                            835,171        1,123,560    1.8

             Beverages                11,700  PepsiCo, Inc.                                 426,036          432,169    0.7

             Broadcasting/Cable       10,400  AT&T Corp.--Liberty Media Group
                                              (Class A)                                     262,170          664,300    1.1
                                      18,250  Capstar Broadcasting Corporation
                                              (Class A)                                     332,445          483,625    0.8
                                                                                       ------------     ------------  ------
                                                                                            594,615        1,147,925    1.9

             Building Products         4,300  American Tower Corporation (Class A)          107,500           91,106    0.1

             Business Services         3,300  Oracle Corporation                            129,081           89,306    0.1

             Capital Equipment         1,000  Eaton Corporation                              67,368           91,687    0.1
                                       1,600  Hewlett-Packard Company                       114,566          126,200    0.2
                                                                                       ------------     ------------  ------
                                                                                            181,934          217,887    0.3

             Chemicals                 2,850  E.I. du Pont de Nemours and Company           179,058          201,281    0.3
                                       3,400  Rohm and Haas Company                         124,664          152,362    0.3
                                                                                       ------------     ------------  ------
                                                                                            303,722          353,643    0.6

             Communications            8,400  MCI WorldCom Inc.                             287,338          690,375    1.1
             Equipment

             Computer Products         5,100  Cisco Systems, Inc.                           251,562          581,719    0.9

             Computer Services         2,120  America Online, Inc.                          183,815          302,630    0.5

             Computer Software        10,100  Microsoft Corporation                         758,175          820,625    1.3

             Computers                 4,850  Dell Computer Corporation                     154,613          199,456    0.3
                                       1,800  EMC Corporation                               129,005          196,087    0.3
                                       2,115  International Business Machines
                                              Corporation                                   247,274          442,432    0.7
                                                                                       ------------     ------------  ------
                                                                                            530,892          837,975    1.3

             Conglomerates            12,450  The Dial Corporation                          262,140          423,300    0.7

             Consumer--Electronics     4,200  Tandy Corporation                             185,086          304,238    0.5

             Data Processing           4,100  Keane, Inc.                                   159,584          101,731    0.2

             Drugs                     3,200  Centocor, Inc.                                126,582          141,400    0.2

             Electrical Equipment      2,800  General Electric Company                      234,372          295,400    0.5

             Entertainment             8,400  Premier Parks Inc.                            191,497          290,325    0.4
                                       3,100  Royal Caribbean Cruises Ltd.                   78,117          114,506    0.2
                                       1,800  The Walt Disney Company                        62,953           57,150    0.1
                                                                                       ------------     ------------  ------
                                                                                            332,567          461,981    0.7
             Financial Services        9,600  Associates First Capital Corporation
                                              (Class A)                                     354,356          425,400    0.7
                                      13,300  GreenPoint Financial Corp.                    511,595          465,500    0.7
                                       2,250  Morgan Stanley Dean Witter & Co.              200,110          223,172    0.4
                                       5,250  Providian Financial Corporation               247,121          677,578    1.1
                                       3,200  Wells Fargo Company                           124,576          138,200    0.2
                                                                                       ------------     ------------  ------
                                                                                          1,437,758        1,929,850    3.1

             Financial Services        7,500  Household International, Inc.                 324,064          377,344    0.6
             --Consumer

             Foods                     9,100  Keebler Foods Company                         252,152          292,337    0.5

             Hardware Products         2,750  The Black & Decker Corporation                150,688          156,062    0.3

             Household Products        1,600  Colgate-Palmolive Company                     142,326          163,900    0.3

             Information Processing    2,100  Unisys Corporation                             63,286           66,019    0.1

             Instruments               2,400  Millipore Corporation                          50,006           73,650    0.1

             Insurance                 1,200  American International Group, Inc.            140,512          140,925    0.2
                                       6,600  The Equitable Companies Incorporated          344,495          444,262    0.7
                                                                                       ------------     ------------  ------
                                                                                            485,007          585,187    0.9

             Laser Systems &           1,330  Uniphase Corporation                          127,186          160,930    0.3
             Components

             Machinery                 5,400  Case Corporation                              138,467          186,975    0.3
                                       9,350  Ingersoll-Rand Company                        333,084          646,903    1.0
                                                                                       ------------     ------------  ------
                                                                                            471,551          833,878    1.3

             Machinery &               1,100  Caterpillar Inc.                               61,044           70,812    0.1
             Equipment                 1,300  Sundstrand Corporation                         66,885           93,275    0.2
                                                                                       ------------     ------------  ------
                                                                                            127,929          164,087    0.3

             Manufacturing             4,900  Tyco International Ltd.                       267,121          398,125    0.7

             Medical Technology        5,950  Johnson & Johnson                             484,453          580,125    0.9


Merrill Lynch Asset Builder Program, Inc., April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)
                                   Shares                                                                          Percent of
COUNTRY      Industries             Held                    US Stocks                      Cost            Value   Net Assets
United       Metals                    3,600  Alcoa Inc.                               $    135,715     $    224,100    0.4%
States
(concluded)  Natural Gas               6,100  Enron Corp.                                   282,639          459,025    0.8

             Oil--Integrated           3,000  Mobil Corporation                             239,265          314,250    0.5

             Oil Services              3,300  Schlumberger Limited                          207,737          210,788    0.3

             Paper & Forest            2,600  International Paper Company                   126,189          138,612    0.2
             Products

             Petroleum                 7,040  Unocal Corporation                            255,533          292,600    0.5

             Pharmaceutical--          7,150  American Home Products Corporation            418,740          436,150    0.7
             Diversified               9,600  Bristol-Myers Squibb Company                  470,369          610,200    1.0
                                                                                       ------------     ------------  ------
                                                                                            889,109        1,046,350    1.7

             Pharmaceutical--          1,900  Pharmacia & Upjohn, Inc.                      120,081          106,400    0.2
             Prescription

             Pharmaceuticals           5,400  Cardinal Health, Inc.                         373,979          322,987    0.5
                                       3,300  Pfizer Inc.                                   429,721          379,706    0.6
                                                                                       ------------     ------------  ------
                                                                                            803,700          702,693    1.1

             Printing/Publishing       3,600  World Color Press, Inc.                       104,428           92,025    0.1

             Retail                    1,200  Best Buy Co., Inc.                             56,436           57,300    0.1
                                       4,000  Dayton Hudson Corporation                     277,603          269,250    0.4
                                       6,000  Safeway Inc.                                  209,605          323,625    0.5
                                       7,900  Wal-Mart Stores, Inc.                         182,773          363,400    0.6
                                                                                       ------------     ------------  ------
                                                                                            726,417        1,013,575    1.6

             Retail--Drug Stores       5,100  Rite Aid Corporation                          169,274          118,894    0.2

             Retail--Specialty         4,450  Lowe's Companies, Inc.                        158,891          234,737    0.4

             Semiconductors            2,000  Applied Materials, Inc.                       127,983          107,125    0.2
                                       7,290  Intel Corporation                             429,302          445,601    0.7
                                       4,950  Motorola, Inc.                                299,241          396,619    0.6
                                                                                       ------------     ------------  ------
                                                                                            856,526          949,345    1.5

             Services                  5,620  Quintiles Transnational Corp.                 261,367          227,961    0.4

             Telecommunications       11,636  AT&T Corp.                                    245,848          587,593    0.9
                                       6,500  GTE Corporation                               332,714          435,094    0.7
                                       4,300  Lucent Technologies Inc.                      237,122          258,538    0.4
                                                                                       ------------     ------------  ------
                                                                                            815,684        1,281,225    2.0
             Tobacco                   3,250  Philip Morris Companies, Inc.                 148,619          113,953    0.2

             Utilities--               5,300  Ameritech Corporation                         259,718          362,719    0.6
             Communication

             Utilities--Electric       2,800  PECO Energy Company                            95,432          132,825    0.2
                                       5,900  Public Service Enterprise Group
                                              Incorporated                                  229,216          236,000    0.4
                                                                                       ------------     ------------  ------
                                                                                            324,648          368,825    0.6

             Waste Management          6,000  Waste Management, Inc.                        262,702          339,000    0.5

                                              Total Investments in US Stocks             18,128,760       23,685,556   38.1


                                                        Foreign Stocks

Australia    Broadcasting/Cable        3,400  The News Corporation Limited
                                              (Convertible Preferred) (ADR)*                114,108          103,913    0.2

             Diversified              22,300  Broken Hill Proprietary Company Limited       245,477          252,357    0.4

                                              Total Stocks in Australia                     359,585          356,270    0.6


Austria      Paper Products            3,400  Mayr-Melnhof Karton AG                        169,017          165,462    0.3

                                              Total Stocks in Austria                       169,017          165,462    0.3


Brazil       Forest Products           7,800  Aracruz Celulose SA (ADR)*                    109,419          156,000    0.2

             Metals & Mining           7,200  Companhia Vale do Rio Doce 'A'
                                              (Preferred)                                   102,963          135,923    0.2

             Telecommunications        6,000  Embratel Participacoes SA (ADR)*               99,204           97,500    0.2
                                       1,320  Telecomunicacoes Brasileiras SA--
                                              Telebras (ADR)*                                   206              103    0.0
                                       1,320  Telecomunicacoes Brasileiras SA--
                                              Telebras (Preferred Block) (ADR)*             104,059          120,368    0.2

                                                                                            203,469          217,971    0.4

                                              Total Stocks in Brazil                        415,851          509,894    0.8


Canada       Communications            1,800  Nortel Networks Corporation                    98,208          122,737    0.2
             Equipment

             Computer Services         6,400  ATI Technologies Inc.                         100,250           95,824    0.2

             Paper Products           17,400  Domtar, Inc.                                  140,534          152,370    0.2

             Telecommunications       10,100  Teleglobe Inc.                                279,130          297,319    0.5

                                              Total Stocks in Canada                        618,122          668,250    1.1


Denmark      Services                    800  ISS International Service System
                                              A/S 'B'                                        52,616           47,106    0.1

                                              Total Stocks in Denmark                        52,616           47,106    0.1


Finland      Communications Equipment  5,150  Nokia Oyj                                     261,294          397,633    0.6

             Holding Company          11,200  Amer Group Ltd.                               206,426          138,693    0.2

             Insurance                 5,700  Sampo Insurance Company PLC 'A'               263,633          179,840    0.3

             Paper & Forest Products   7,700  UPM-Kymmene Oyj                               185,449          233,488    0.4

             Real Estate              40,710  Sponda Oyj                                    287,017          217,592    0.4

                                              Total Stocks in Finland                     1,203,819        1,167,246    1.9


France       Banking                     502  Societe Generale 'A'                           93,179           90,005    0.1

             Electronics               5,300  Thomson CSF                                   197,662          173,895    0.3

             Foods                       811  Danone                                        214,836          217,166    0.3

             Information Processing      515  Cap Gemini SA                                  83,786           78,873    0.1

             Insurance                 3,300  Axa                                           397,138          426,810    0.7
                                       4,900  Scor                                          193,779          244,787    0.4
                                                                                       ------------     ------------  ------
                                                                                            590,917          671,597    1.1

             Merchandising               202  Carrefour SA                                  152,958          160,348    0.3


Merrill Lynch Asset Builder Program, Inc., April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)
                                   Shares                                                                          Percent of
COUNTRY      Industries             Held                  Foreign Stocks                   Cost            Value   Net Assets
France       Oil & Related             3,100  Elf Aquitaine SA                         $    375,559     $    482,313    0.8%
(concluded)
             Semiconductor             4,300  STMicroelectronics NV (NY
             Capital                          Registered Shares)                            307,234          438,600    0.7
             Equipment

             Telecommunications        4,400  France Telecom SA                             336,051          356,025    0.6

             Utilities--Water          1,265  Vivendi                                       261,173          296,025    0.5

                                              Total Stocks in France                      2,613,355        2,964,847    4.8


Germany      Automobile                3,950  DaimlerChrysler AG                            359,011          390,685    0.6

             Chemicals                 1,300  BASF AG                                        58,335           57,032    0.1
                                       4,000  Henkel KGaA (Preferred)                       275,763          317,097    0.5
                                                                                       ------------     ------------  ------
                                                                                            334,098          374,129    0.6

             Diversified               3,145  RWE AG                                        169,576          144,131    0.2

             Electronics               2,000  Siemens AG                                    138,334          148,176    0.2

             Multi-Industry            2,768  Veba AG                                       170,677          152,049    0.3

                                              Total Stocks in Germany                     1,171,696        1,209,170    1.9


Ireland      Banking                  14,100  Bank of Ireland                               298,205          282,173    0.5

             Pharmaceuticals           3,000  Elan Corporation PLC (ADR)*                   253,429          154,500    0.2

                                              Total Stocks in Ireland                       551,634          436,673    0.7


Italy        Publishing               18,000  Mondadori (Arnoldo) Editore SpA               107,168          320,060    0.5

                                              Total Stocks in Italy                         107,168          320,060    0.5


Japan        Appliances                3,600  Sony Corporation (ADR)*                       298,652          333,000    0.5

             Automobiles               7,000  Honda Motor Co., Ltd.                         272,756          308,763    0.5
                                      10,000  Toyota Motor Corporation                      271,563          284,277    0.5
                                                                                       ------------     ------------  ------
                                                                                            544,319          593,040    1.0

             Banking & Financial      19,000  The Bank of Tokyo-Mitsubishi, Ltd.            239,617          280,738    0.5
                                      25,000  The Sanwa Bank, Ltd.                          254,140          280,922    0.5
                                                                                       ------------     ------------  ------
                                                                                            493,757          561,660    1.0

             Banking--                19,000  The Sumitomo Bank, Ltd.                       242,696          257,476    0.4
             International

             Computer Products         2,000  TDK Corporation                               155,137          151,447    0.2

             Computers                24,000  NEC Corporation                               237,917          286,994    0.5

             Consumer--Electronics     2,000  Rohm Company Ltd.                             134,774          241,509    0.4

             Cosmetics &              12,000  Kao Corporation                               244,754          304,906    0.5
             Toiletries

             Distribution                800  Softbank Corporation                          126,733          106,600    0.2

             Diversified              10,000  Olympus Optical Co., Ltd.                     112,425          123,103    0.2

             Electrical Equipment     22,000  Fujikura Ltd.                                 123,474          114,751    0.2

             Electronics              32,000  Fujitsu Limited                               426,697          548,763    0.9
                                         400  Keyence Corporation                            51,480           60,176    0.1
                                      12,000  Matsushita Electric Industrial
                                              Company, Ltd.                                 208,379          228,428    0.4
                                      43,000  Toshiba Corporation                           284,999          288,470    0.5
                                                                                       ------------     ------------  ------
                                                                                            971,555        1,125,837    1.9

             Finance                   2,000  Orix Corporation                              143,258          161,174    0.3

             Glass                    72,000  Nippon Sheet Glass Company, Ltd.              225,142          275,321    0.4

             Insurance                18,000  The Tokio Marine & Fire
                                              Insurance Co. Ltd.                            207,737          209,962    0.3

             Machine Tools &           9,000  Minebea Company Ltd.                           92,972           87,170    0.1
             Machinery

             Merchandising            13,000  Marui Co., Ltd.                               231,712          215,958    0.3

             Pharmaceuticals           5,000  Takeda Chemical Industries                    180,706          217,610    0.3

             Photography               7,000  Fuji Photo Film                               263,964          264,738    0.4

             Retail Stores            11,000  The Daimaru, Inc.                              50,752           48,520    0.1
                                       3,000  Ito-Yokado Co., Ltd.                          162,191          184,403    0.3
                                                                                       ------------     ------------  ------
                                                                                            212,943          232,923    0.4

             Telecommunications            5  NTT Mobile Communication Network, Inc.        164,989          293,501    0.5
                                          24  Nippon Telegraph & Telephone
                                              Corporation (NTT)                             202,179          261,635    0.4
                                                                                       ------------     ------------  ------
                                                                                            367,168          555,136    0.9

             Tires & Rubber            8,000  Bridgestone Corp.                             195,799          214,675    0.3

                                              Total Stocks in Japan                       5,807,594        6,634,990   10.7


Netherlands  Banking                   7,300  ABN AMRO Holding NV                           159,770          174,229    0.3

             Broadcast &               6,400  Wolters Kluwer NV 'A'                         244,567          279,079    0.4
             Publishing

             Chemicals                 1,300  Akzo Nobel NV                                  59,423           58,821    0.1

             Electronic                1,200  ASM Lithography Holding NV                     48,220           50,676    0.1
             Components

             Foods                     3,933  Koninklijke Ahold NV                          152,555          146,318    0.2

             Multi-Industry            2,900  Unilever NV 'A'                               211,099          198,895    0.3

                                              Total Stocks in the Netherlands               875,634          908,018    1.4


Norway       Computer Software         8,300  Merkantildata ASA                              63,459           83,139    0.1

             Transport Services        4,600  Bergesen d.y. ASA 'B'                          64,154           68,524    0.1

                                              Total Stocks in Norway                        127,613          151,663    0.2


Singapore    Electronics Components    4,800  Flextronics International Ltd.                164,731          222,000    0.4

                                              Total Stocks in Singapore                     164,731          222,000    0.4


South Korea  Electronics                 700  Samsung Electronics                            50,652           53,855    0.1

                                              Total Stocks in South Korea                    50,652           53,855    0.1


Merrill Lynch Asset Builder Program, Inc., April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Global Opportunity Portfolio (concluded)
                                   Shares                                                                          Percent of
COUNTRY      Industries             Held                  Foreign Stocks                   Cost            Value   Net Assets
Spain        Building Materials       21,000  Uralita, SA                              $    288,636     $    196,704    0.3%

             Diversified              17,200  Dinamia Capital Privado. Sociedad de
                                              Capital Riesgo, SA                            320,292          190,601    0.3

             Real Estate               9,300  Metrovacesa, SA                               290,232          203,260    0.3

             Telecommunications        6,400  Telefonica SA                                 275,582          300,416    0.5

             Utilities--Electric      10,800  Endesa SA                                     283,013          240,502    0.4

                                              Total Stocks in Spain                       1,457,755        1,131,483    1.8


Sweden       Auto & Truck              4,600  Autoliv, Inc.                                 153,809          160,157    0.3

             Automobile Parts         16,700  Haldex AB                                     295,290          240,116    0.4

             Automobiles               5,900  Volvo AB 'B'                                  159,854          155,992    0.2

             Banking                   5,500  ForeningsSparbanken AB                         69,546          120,908    0.2
                                      25,700  Nordbanken Holding AB                         180,684          161,856    0.2
                                                                                       ------------     ------------  ------
                                                                                            250,230          282,764    0.4

             Diversified               1,800  Custos AB 'A'                                  46,361           38,500    0.1
                                       4,600  Custos AB 'B'                                 121,232           98,390    0.2
                                                                                       ------------     ------------  ------
                                                                                            167,593          136,890    0.3

             Investment Management    20,400  Investment AB Bure                            104,571          124,841    0.2

             Paper Products           17,000  Stora Enso Oyj 'R'                            169,400          194,938    0.3

             Real Estate              13,100  Castellum AB                                  136,644          119,862    0.2
                                       9,800  Fastighets AB Tornet                          161,306          128,097    0.2
                                                                                       ------------     ------------  ------
                                                                                            297,950          247,959    0.4

             Telecommunications       14,600  Telefonaktiebolaget LM Ericsson (ADR)*        371,207          393,288    0.6

                                              Total Stocks in Sweden                      1,969,904        1,936,945    3.1


Switzerland  Banking                     840  Credit Suisse Group (Registered Shares)       148,438          166,929    0.3

             Banking &                   447  UBS AG                                        148,673          152,113    0.2
             Financial

             Systems Integration         614  Swisscom AG (Registered Shares)               169,742          225,884    0.4

                                              Total Stocks in Switzerland                   466,853          544,926    0.9


United       Banking                  24,000  Bank of Scotland                              265,851          359,352    0.6
Kingdom                               10,200  HSBC Holdings PLC                             270,059          389,037    0.6
                                      17,400  Lloyds TSB Group PLC                          224,420          280,280    0.4
                                      14,600  National Westminster Bank PLC                 265,203          351,885    0.6
                                                                                       ------------     ------------  ------
                                                                                          1,025,533        1,380,554    2.2

             Beverages                30,804  Diageo PLC                                    315,810          355,840    0.6

             Cable Television         25,100  TeleWest Communications PLC                   108,809          115,980    0.2
             Services

             Diversified              85,500  Billiton PLC                                  214,060          290,452    0.4

             Drugs                     7,200  AstraZeneca Group PLC                         289,405          282,033    0.5

             Entertainment            11,800  The Peninsular and Oriental Steam
                                              Navigation Company                            181,855          171,647    0.3

             Foods                    70,100  Devro PLC                                     358,238          154,620    0.2

             Leisure                  47,400  Ladbroke Group PLC                            249,566          231,041    0.4

             Metals & Mining          18,500  Rio Tinto PLC (Registered Shares)             225,235          323,316    0.5

             Oil--Integrated           6,650  Shell Transport & Trading Company (ADR)*      242,205          302,159    0.5

             Oil & Related            24,900  BP Amoco PLC                                  392,836          472,649    0.8

             Pharmaceuticals           8,800  Glaxo Wellcome PLC                            281,197          260,408    0.4

             Publishing               18,400  Reed International PLC                        154,309          167,524    0.3

             Real Estate              26,100  The British Land Company PLC                  236,610          238,469    0.4

             Retail                   76,400  Tesco PLC                                     227,294          227,250    0.3

             Retail Stores            10,900  Dixons Group PLC                              249,184          232,875    0.4

             Telecommunications       11,900  British Telecommunications PLC                193,441          200,020    0.3
                                      13,600  Cable & Wireless PLC                          202,960          195,312    0.3
                                       5,800  Energis PLC                                   157,030          155,478    0.2
                                      10,100  Vodafone Group PLC                            190,460          186,188    0.3
                                                                                       ------------     ------------  ------
                                                                                            743,891          736,998    1.1

                                              Total Stocks in the United Kingdom          5,496,037        5,943,815    9.5


                                              Total Investments in Foreign Stocks        23,679,636       25,372,673   40.8


                                              Total Investments in US &
                                              Foreign Stocks                             41,808,396       49,058,229   78.9


             Total Investments                                                         $ 55,237,327       61,947,279   99.6
                                                                                       ============
             Unrealized Depreciation on Forward Foreign Exchange Contracts--Net**                           (114,215)  (0.2)

             Other Assets Less Liabilities                                                                   385,998    0.6
                                                                                                        ------------  ------
             Net Assets                                                                                 $ 62,219,062  100.0%
                                                                                                        ============  ======


             Net Asset Value:    Class A--Based on net assets of $198,229 and 15,721
                                          shares outstanding                                            $      12.61
                                                                                                        ============
                                 Class B--Based on net assets of $41,533,211 and
                                          3,364,802 shares outstanding                                  $      12.34
                                                                                                        ============
                                 Class C--Based on net assets of $17,390,935 and
                                          1,412,317 shares outstanding                                  $      12.31
                                                                                                        ============
                                 Class D--Based on net assets of $3,096,687 and
                                          246,594 shares outstanding                                    $      12.56
                                                                                                        ============


            *American Depositary Receipts (ADR).
           **Forward foreign exchange contracts as of April 30, 1999 were as follows:

             Foreign               Expiration        Unrealized
             Currency Sold            Date          Depreciation

             C$        850,000      May 1999       $  (13,066)
             NZ$     1,100,000     June 1999          (20,652)
             YEN   441,000,000     June 1999          (46,434)
             YEN   341,000,000     July 1999          (34,063)

             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$7,687,249)          $  (114,215)
                                                   ===========


Merrill Lynch Asset Builder Program, Inc., April 30, 1999


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Growth Opportunity Portfolio
                                     Shares                                                                        Percent of
             Industries               Held               Common Stocks                    Cost            Value    Net Assets
             Advertising              13,000  The Interpublic Group of Companies,
                                              Inc.                                     $    680,695    $   1,008,313    0.7%

             Banking & Financial      48,000  Bank of America Corporation                 3,145,410        3,456,000    2.4
                                      52,000  Bank One Corporation                        2,539,394        3,068,000    2.1
                                      58,000  Citigroup Inc.                              3,487,132        4,364,500    3.1
                                      62,000  Mellon Bank Corporation                     3,995,900        4,607,375    3.2
                                      10,500  State Street Corporation                      582,114          918,750    0.7
                                                                                       ------------     ------------  ------
                                                                                         13,749,950       16,414,625   11.5

             Beverages                 5,000  The Coca-Cola Company                         417,140          340,000    0.2

             Broadcasting--Radio      20,000  CBS Corporation                               562,423          911,250    0.6
             & Television             20,000  Chancellor Media Corporation                  879,402        1,096,250    0.8
                                      34,000  Clear Channel Communications, Inc.          1,529,620        2,363,000    1.7
                                      26,000  Infinity Broadcasting Corp.
                                              (Class  A)                                    575,092          719,875    0.5
                                                                                       ------------     ------------  ------
                                                                                          3,546,537        5,090,375    3.6

             Chemicals                40,000  E.I. du Pont de Nemours and Company         2,609,487        2,825,000    2.0

             Communications           55,000  Cisco Systems, Inc.                         3,110,303        6,273,437    4.4
             Equipment                 4,000  Lucent Technologies Inc.                      144,995          240,500    0.2
                                       1,000  Nortel Networks Corporation                    48,537           68,188    0.0
                                                                                       ------------     ------------  ------
                                                                                          3,303,835        6,582,125    4.6

             Computers                15,000  Compaq Computer Corporation                   538,762          334,687    0.2
                                       7,000  Dell Computer Corporation                     143,852          287,875    0.2
                                      15,000  International Business Machines
                                              Corporation                                 2,899,362        3,137,813    2.2
                                                                                       ------------     ------------  ------
                                                                                          3,581,976        3,760,375    2.6

             Cosmetics                 6,000  The Gillette Company                          333,245          313,125    0.2
                                       1,500  International Flavors & Fragrances
                                              Inc.                                           66,304           59,250    0.1
                                                                                       ------------     ------------  ------
                                                                                            399,549          372,375    0.3

             Diversified              37,000  Minnesota Mining and Manufacturing
                                              Company (3M)                                2,903,201        3,293,000    2.3

             Electrical Equipment      2,000  Emerson Electric Co.                          108,040          129,000    0.1
                                      55,000  General Electric Company                    4,633,622        5,802,500    4.0
                                       1,000  Honeywell  Inc.                                74,816           94,750    0.1
                                                                                       ------------     ------------  ------
                                                                                          4,816,478        6,026,250    4.2

             Electronics               8,000  Intel Corporation                             363,125          489,000    0.3
                                       1,000  Texas Instruments Incorporated                 59,944          102,125    0.1
                                                                                       ------------     ------------  ------
                                                                                            423,069          591,125    0.4

             Energy                   50,000  El Paso Energy Corporation                  1,806,738        1,837,500    1.3
                                       7,000  Enron Corporation                             441,269          526,750    0.3
                                                                                       ------------     ------------  ------
                                                                                          2,248,007        2,364,250    1.6

             Entertainment             8,000  AT&T Corp.--Liberty Media Group
                                              (Class A)                                     558,626          511,000    0.4
                                      50,000  The Walt Disney Company                     1,629,106        1,587,500    1.1
                                                                                       ------------     ------------  ------
                                                                                          2,187,732        2,098,500    1.5

             Financial Services        4,000  American Express Company                      390,615          522,750    0.4
                                      13,000  Federal Home Loan Mortgage Association        793,120          815,750    0.6
                                      25,000  Federal National Mortgage Association       1,665,071        1,773,438    1.2
                                      10,000  Franklin Resources, Inc.                      546,808          400,000    0.3
                                      40,000  The Hartford Financial Services
                                              Group, Inc.                                 2,387,123        2,357,500    1.6
                                      25,000  Morgan Stanley Dean Witter & Co.            1,941,791        2,479,688    1.7
                                      17,000  T. Rowe Price Associates, Inc.                631,251          640,687    0.5
                                                                                       ------------     ------------  ------
                                                                                          8,355,779        8,989,813    6.3

             Food Merchandising        3,000  Albertson's, Inc.                             107,884          154,500    0.1
                                       6,000  Fred Meyer, Inc.                              141,180          324,750    0.2
                                       7,000  Safeway Inc.                                  335,473          377,562    0.3
                                                                                       ------------     ------------  ------
                                                                                            584,537          856,812    0.6

             Foods                     5,000  ConAgra, Inc.                                 124,865          124,375    0.1
                                       4,000  Wm. Wrigley Jr. Company                       288,597          354,750    0.2
                                                                                       ------------     ------------  ------
                                                                                            413,462          479,125    0.3

             Home Furnishings         22,700  Ethan Allen Interiors, Inc.                 1,190,938        1,150,606    0.8

             Hotels                    9,000  Marriott International, Inc. (Class A)        305,627          376,875    0.3

             Household Products        1,000  Colgate-Palmolive Company                      71,320          102,437    0.1
                                      24,000  Kimberly-Clark Corporation                  1,202,891        1,471,500    1.0
                                      22,000  The Procter & Gamble Company                1,876,444        2,063,875    1.4
                                      17,000  Unilever NV (NY Registered Shares)          1,221,062        1,103,937    0.8
                                                                                       ------------     ------------  ------
                                                                                          4,371,717        4,741,749    3.3

             Information              30,000  America Online, Inc.                        1,007,468        4,282,500    3.0
             Processing               42,000  First Data Corporation                      1,587,399        1,782,375    1.2
                                                                                       ------------     ------------  ------
                                                                                          2,594,867        6,064,875    4.2

             Insurance                10,000  Aetna Inc.                                    833,053          876,875    0.6
                                      24,500  American International Group, Inc.          2,201,819        2,877,219    2.0
                                                                                       ------------     ------------  ------
                                                                                          3,034,872        3,754,094    2.6

             Medical Technology       42,000  Abbott Laboratories                         2,080,632        2,034,375    1.4
                                      49,000  Boston Scientific Corporation               1,487,465        2,085,562    1.5
                                       4,000  Guidant Corporation                           136,943          214,750    0.1
                                       1,000  Johnson & Johnson                              66,560           97,500    0.1
                                                                                       ------------     ------------  ------
                                                                                          3,771,600        4,432,187    3.1

             Oil Services              3,000  Baker Hughes Incorporated                     114,960           89,625    0.1
                                       2,000  Diamond Offshore Drilling, Inc.                90,370           66,125    0.0
                                       1,500  Schlumberger Limited                           88,170           95,812    0.1
                                                                                       ------------     ------------  ------
                                                                                            293,500          251,562    0.2

             Pharmaceuticals           8,000  Amgen  Inc.                                   385,965          491,000    0.3
                                      74,000  Bristol-Myers Squibb Company                4,152,225        4,703,625    3.3
                                      57,000  Merck & Co., Inc.                           3,823,507        4,004,250    2.8
                                      23,000  Pfizer Inc.                                 1,939,566        2,646,438    1.9
                                                                                       ------------     ------------  ------
                                                                                         10,301,263       11,845,313    8.3

             Photography               1,000  Eastman Kodak Company                          66,840           74,625    0.1

             Pollution Control         8,000  Waste Management, Inc.                        396,560          452,000    0.3

             Publishing               11,000  Gannett Co., Inc.                             780,104          778,938    0.5

             Restaurants              12,000  McDonald's Corporation                        343,189          508,500    0.4


Merrill Lynch Asset Builder Program, Inc., April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Growth Opportunity Portfolio (concluded)
                                      Shares                                                                       Percent of
             Industries                Held            Common Stocks                       Cost            Value   Net Assets
             Retail--Specialty         7,000  Abercrombie & Fitch Co. (Class A)        $    302,245     $    665,875    0.5%
                                      40,000  CVS Corporation                             1,485,888        1,905,000    1.3
                                       4,000  The Gap, Inc.                                 108,520          266,250    0.2
                                      27,120  Lowe's Companies, Inc.                      1,275,270        1,430,580    1.0
                                      40,000  Staples, Inc.                                 650,898        1,200,000    0.8
                                      10,000  Tommy Hilfiger Corporation                    633,313          698,750    0.5
                                      80,000  Walgreen Co.                                1,601,319        2,150,000    1.5
                                                                                       ------------     ------------  ------
                                                                                          6,057,453        8,316,455    5.8

             Retail--Stores           20,000  The TJX Companies, Inc.                       621,445          666,250    0.4
                                      46,000  Wal-Mart Stores, Inc.                       1,206,862        2,116,000    1.5
                                                                                       ------------     ------------  ------
                                                                                          1,828,307        2,782,250    1.9

             Semiconductors            4,000  Applied Materials, Inc.                       146,000          214,250    0.1

             Software--Computer       12,000  Microsoft Corporation                         569,030          975,000    0.7
                                      61,000  SAP AG (Systeme, Anwendungen,
                                              Produkte in der Datenverarbeitung)
                                              (ADR)*                                      1,517,571        1,913,875    1.3
                                                                                       ------------     ------------  ------
                                                                                          2,086,601        2,888,875    2.0

             Telecommunications       76,000  AT&T Corp.                                  3,903,034        3,838,000    2.7
                                      13,000  Ameritech Corporation                         742,470          889,687    0.6
                                       4,000  Cable & Wireless PLC (ADR)*                   159,326          168,000    0.1
                                      28,000  Equant (NY Registered Shares)               2,128,841        2,499,000    1.7
                                      42,000  GTE Corporation                             2,342,888        2,811,375    2.0
                                      30,000  MCI WorldCom, Inc.                          1,592,520        2,465,625    1.7
                                      37,300  Sprint Corp. (FON Group)                    2,303,293        3,825,581    2.7
                                      35,000  Sprint Corp. (PCS Group)                      750,417        1,483,125    1.0
                                       8,000  Vodafone Group PLC (ADR)*                   1,449,526        1,435,000    1.0
                                                                                       ------------     ------------  ------
                                                                                         15,372,315       19,415,393   13.5

             Toys                     19,000  Mattel, Inc.                                  716,164          491,625    0.3

             Travel & Lodging         31,000  Carnival Corporation                        1,007,133        1,278,750    0.9

                                              Total Common Stocks                       104,886,484      130,910,985   91.3


                                    Face
                                   Amount            Short-Term Securities

             Commercial          $ 5,000,000  CSW Credit Inc., 4.77% due 5/26/1999        4,983,438        4,983,438    3.5
             Paper**                 669,000  General Motors Acceptance Corp.,
                                              4.94% due 5/03/1999                           668,816          668,816    0.5
                                   5,088,000  Metropolitan Life Insurance Company,
                                              4.80% due 5/04/1999                         5,085,965        5,085,965    3.5
                                   5,000,000  Xerox Credit Corp., 4.79% due
                                              5/10/1999                                   4,994,013        4,994,013    3.5


                                              Total Short-Term Securities                15,732,232       15,732,232   11.0

             Total Investments                                                         $120,618,716      146,643,217  102.3
                                                                                       ============
             Liabilities in Excess of Other Assets                                                        (3,320,896)  (2.3)
                                                                                                        ------------  ------
             Net Assets                                                                                 $143,322,321  100.0%
                                                                                                        ============  ======

             Net Asset Value:   Class A--Based on net assets of $719,497 and 38,122
                                         shares outstanding                                             $      18.87
                                                                                                        ============
                                Class B--Based on net assets of $86,092,583 and
                                         4,640,507 shares outstanding                                   $      18.55
                                                                                                        ============
                                Class C--Based on net assets of $51,052,701 and
                                         2,756,077 shares outstanding                                   $      18.52
                                                                                                        ============
                                Class D--Based on net assets of $5,457,540 and
                                         289,672 shares outstanding                                     $      18.84
                                                                                                        ============


            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.


SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
               Quality Bond Portfolio
               S&P    Moody's     Face
INDUSTRIES   Ratings   Ratings   Amount                   Bonds & Notes                                Cost         Value
Asset-Backed   AAA      Aaa    $ 150,000   The Money Store Home Equity Trust, 6.225% due
Securities*                                9/15/2023                                               $   149,978   $   150,600
--0.8%


Banking        A        A2       250,000   Bank of New York Co., Inc., 7.875% due 11/15/2002           276,675       265,372
--10.9%        A        A1       350,000   Chase Manhattan Corporation, 7.25% due 6/01/2007            378,689       370,478
               A        A1       300,000   First Chicago Bank, 8.25% due 6/15/2002                     321,138       320,100
               BBB+     A3       300,000   Great Western Bank, 9.875% due 6/15/2001                    332,535       323,760
               BBB      a1       300,000   KeyCorp Capital I, 5.74% due 7/01/2028 (a)                  296,982       294,120
               BBB+     Baa1     250,000   MBNA America Bank NA, 5.30% due 6/10/2004 (a)               246,142       239,870
               A        A1       200,000   Wells Fargo & Co., 8.375% due 5/15/2002                     213,120       214,456
                                                                                                   -----------   -----------
                                                                                                     2,065,281     2,028,156


Finance--3.8%  A+       Aa3      120,000   Commercial Credit Co., 6.75% due 7/01/2007                  122,693       122,748
               A        A2       250,000   Household Finance Corp., 6% due 5/01/2004                   249,945       249,945
               BBB      Baa3     320,000   Newcourt Credit Group, 6.875% due 2/16/2005                 318,915       327,930
                                                                                                   -----------   -----------
                                                                                                       691,553       700,623


Finance--      A        A2       225,000   Bear Stearns Companies, Inc., 6.875% due 10/01/2005         231,237       229,941
Other--4.1%    AAA      Aaa      240,000   Florida Windstorm Under, 7.125% due 2/25/2019               238,682       242,433
               BBB+     Baa1     275,000   Paine Webber Group Inc., 9.25% due 12/15/2001               294,982       294,737
                                                                                                   -----------   -----------
                                                                                                       764,901       767,111


Financial      A+       aa3      100,000   Citigroup Capital II, 7.75% due 12/01/2036                  100,170       104,164
Services       BBB-     Baa2     100,000   Commercial Net Lease Realty, 7.125% due 3/15/2008            99,729        94,507
--5.8%         A-       A3        38,000   Donaldson Lufkin & Jenrette Inc., 6.875% due 11/01/2005      37,694        38,765
               BBB-     Baa3     150,000   Hospitality Properties Trust, 7% due 3/01/2008              149,730       138,905
               A+       Aa3      100,000   Morgan Stanley, Dean Witter, Discover & Co., 5.625%
                                           due 1/20/2004                                                99,545        98,530
               A+       A2       200,000   Prudential Insurance Co., 6.375% due 7/23/2006              199,116       198,636
                                           Salomon Smith Barney Holdings, Inc.:
               A        Aa3      100,000     7.125% due 10/01/2006                                     104,029       104,275
               A        Aa3      150,000     7.375% due 5/15/2007                                      149,867       158,646
               BBB      Baa2     150,000   Spieker Properties LP, 7.35% due 12/01/2017                 151,550       143,687
                                                                                                   -----------   -----------
                                                                                                     1,091,430     1,080,115


Merrill Lynch Asset Builder Program, Inc. April 30, 1999

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
               Quality Bond Portfolio
               S&P    Moody's     Face
INDUSTRIES   Ratings   Ratings   Amount                   Bonds & Notes                                Cost         Value
Financial                                  Associates Corp. NA:
Services--     AA-      Aa3    $ 100,000     7.40% due 5/15/2006                                   $   108,969   $   105,706
Consumer       AA-      Aa3      250,000     6.95% due 11/01/2018                                      248,530       251,115
--3.5%         A        aa3      150,000   CIT Capital Trust I, 7.70% due 2/15/2027                    149,316       146,140
               A-       Baa1     150,000   Finova Capital Corp., 6.25% due 11/01/2002                  149,425       150,651
                                                                                                   -----------   -----------
                                                                                                       656,240       653,612


Industrial--   A+       A1       100,000   Anheuser-Busch Companies Inc., 8.75% due 12/01/1999         107,905       101,983
Consumer       A        A2       100,000   Bass North America, Inc., 8.125% due 3/31/2002              105,928       105,145
Goods--6.7%    BBB-     Baa3     250,000   Flowers Industries Inc., 7.15% due 4/15/2028                248,675       233,342
               A        A1        80,000   PepsiCo, Inc., 5.75% due 1/02/2003                           79,595        79,747
               A        A2       500,000   Philip Morris Companies, Inc., 7% due 7/15/2005             520,315       512,965
               AA       Aa2      200,000   Wal-Mart Stores, Inc., 8.50% due 9/15/2024                  207,350       223,616
                                                                                                   -----------   -----------
                                                                                                     1,269,768     1,256,798


Industrial--   AA+      Aa1      175,000   BP America Inc., 9.375% due 11/01/2000                      200,263       184,555
Energy--9.7%   A-       A3       460,000   Burlington Resources, 7.375% due 3/01/2029                  469,226       475,181
               BBB      Baa1     250,000   Noram Energy Corp., 6.375% due 11/01/2013 (a)               250,393       246,360
                                           Occidental Petroleum Corp.:
               BBB      Baa3     250,000     6.50% due 4/01/2005                                       248,575       244,418
               BBB      Baa3     250,000     7.65% due 2/15/2006                                       249,568       257,863
               BBB+     Baa1     400,000   Sonat Inc., 7% due 2/01/2018                                412,068       394,364
                                                                                                   -----------   -----------
                                                                                                     1,830,093     1,802,741


Industrial--   A        A2       200,000   AlliedSignal Inc., 6.20% due 2/01/2008                      199,732       196,532
Manufacturing  BBB+     A3       200,000   Applied Materials Inc., 6.75% due 10/15/2007                199,870       199,850
--18.7%        BBB+     Baa2     250,000   Borg-Warner Automotive, 7.125% due 2/15/2029                246,505       242,495
                                           Bowater Inc.:
               BBB      Baa2     150,000     9% due 8/01/2009                                          168,450       168,663
               BBB      Baa2     100,000     9.375% due 12/15/2021                                     120,924       119,704
               A+       A2       200,000   Danaher Corp., 6% due 10/15/2008                            198,926       193,044
                                           Ford Motor Credit Co.:
               A        A1       200,000     8.20% due 2/15/2002                                       213,154       212,126
               A        A1       300,000     5.788% due 8/27/2006 (a)                                  299,792       299,331
               AAA      Aaa      245,000   General Electric Capital Corp., 8.50% due 7/24/2008         297,577       286,608
                                           General Motors Acceptance Corp.:
               A        A2       100,000     8.50% due 1/01/2003                                       108,510       108,289
               A        A2       100,000     7.125% due 5/01/2003                                      105,785       103,976
               A        A2       200,000     8.75% due 7/15/2005                                       226,232       225,798
               BBB-     Baa2     200,000   Georgia-Pacific Group, 7.25% due 6/01/2028                  202,752       197,684
               BBB+     Baa1     300,000   Lockheed Martin Corporation, 7.75% due 5/01/2026            332,997       323,862
               A        A2       100,000   Lucent Technologies Inc., 6.50% due 1/15/2028               103,618        97,068
               BBB      Baa2     125,000   Meritor Automotive Inc., 6.80% due 2/15/2009                124,441       123,294
               A        A1        90,000   PPG Industries Inc., 6.50% due 11/01/2007                    89,725        89,171
               BBB      Baa2     300,000   Union Carbide Corp., 6.25% due 6/15/2003                    295,506       297,453
                                                                                                   -----------   -----------
                                                                                                     3,534,496     3,484,948


Industrial     BBB-     Baa3     100,000   CBS Corporation, 7.15% due 5/20/2005                        104,172       102,587
--Services     A        A2       150,000   Carnival Corp., 7.70% due 7/15/2004                         156,745       159,352
--11.6%        A        A2       200,000   Computer Sciences Corp., 6.25% due 3/15/2009                198,968       199,207
               A        A2       213,377   Disney Custom Repackaged Asset Vehicle-403,
                                           6.85% due 1/10/2007*                                        213,232       218,135
               A        A2       200,000   First Data Corporation, 6.375% due 12/15/2007               199,486       200,452
               BBB-     Baa3     200,000   The Kroger Co., 8.15% due 7/15/2006                         223,870       217,102
                                           May Department Stores Co.:
               A        A1       125,000     9.875% due 12/01/2002                                     142,167       141,499
               A        A1       150,000     6.70% due 9/15/2028                                       157,788       146,603
               BBB-     Baa3     200,000   News America Holdings, Inc., 8.50% due 2/15/2005            223,550       218,946
               A-       A2       250,000   Sears Roebuck & Company, 9.375% due 11/01/2011              311,083       302,565
               AA-      A2       120,000   TCI Communications Inc., 8.75% due 8/01/2015                140,767       143,936
               BBB      Baa2     100,000   Time Warner Entertainment Co., 8.375% due 3/15/2023         107,029       116,052
                                                                                                   -----------   -----------
                                                                                                     2,178,857     2,166,436


Transpor-      BBB+     Baa2      50,000   Burlington North Santa Fe, 6.75% due 3/15/2029               49,681        48,169
tation--3.4%   BBB      Baa2     250,000   CSX Corp., 7.90% due 5/01/2017                              279,712       271,510
               BBB-     Baa3     250,000   Delta Airlines, 10.125% due 5/15/2010                       312,802       312,270
                                                                                                   -----------   -----------
                                                                                                       642,195       631,949


US Government  AAA      Aaa      300,000   US Treasury Notes, 4.75% due 11/15/2008                     288,797       286,545
Obligations
--1.5%


Utilities--    A-       A2       300,000   ALLTEL Corporation, 6.75% due 9/15/2005                     295,380       310,317
Communi-       AA+      Aa3      100,000   Ameritech Capital Funding, 6.45% due 1/15/2018              105,010        97,437
cations--      A        A3       250,000   Frontier Corp., 6% due 10/15/2013 (a)                       249,660       244,702
-9.7%          A        Baa1     150,000   GTE Corp., 6.84% due 4/15/2018                              154,197       149,852
               AAA      Aa1      125,000   Indiana Bell Telephone Co., Inc., 7.30% due 8/15/2026       133,639       132,869
                                           MCI WorldCom Inc.:
               BBB+     Baa2     200,000     7.75% due 4/01/2007                                       217,758       216,228
               BBB+     Baa2     200,000     6.125% due 4/15/2012 (a)                                  199,466       201,392
               BBB+     Baa1     100,000   Sprint Capital Corporation, 6.375% due 5/01/2009             99,412        99,412
               A-       A3       365,000   US West Capital Funding Inc., 6.50% due 11/15/2018          362,905       350,502
                                                                                                   -----------   -----------
                                                                                                     1,817,427     1,802,711


Utilities--    BBB      Baa2     200,000   Arizona Public Service, 5.875% due 2/15/2004                199,902       198,924
Electric--5.5% A+       A1       100,000   Consolidated Edison, Inc., 6.25% due 2/01/2008              100,000       100,429
               AA-      Aa3      300,000   Florida Power Corp., 6.875% due 2/01/2008                   327,957       310,620
               A        A1       250,000   Mississippi Power, 6.05% due 5/01/2003                      255,620       250,820
               A        A2       150,000   Virginia Electric & Power Co., 8.625% due
                                           10/01/2024                                                  166,200       165,642
                                                                                                   -----------   -----------
                                                                                                     1,049,679     1,026,435


                                           Total Investments in Bonds & Notes--95.7%                18,030,695    17,838,780

Merrill Lynch Asset Builder Program, Inc.


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
               Quality Bond Portfolio (concluded)
                                  Face
INDUSTRIES                       Amount                   Bonds & Notes                                Cost         Value
Commercial                     $ 440,000   Associates First Capital Corp., 4.95% due 5/03/1999     $   440,000   $   440,000
Paper**--2.3%

                                           Total Investments in Short-Term Securities--2.3%            440,000       440,000


               Total Investments--98.0%                                                            $18,470,695    18,278,780
                                                                                                   ===========
               Other Assets Less Liabilities--2.0%                                                                   364,105
                                                                                                                 -----------
               Net Assets--100.0%                                                                                $18,642,885
                                                                                                                 ===========


               Net Asset Value:    Class A--Based on net assets of $56,733 and 5,722 shares
                                            outstanding                                                          $      9.91
                                                                                                                 ===========
                                   Class B--Based on net assets of $12,208,073 and 1,230,806
                                            shares outstanding                                                   $      9.92
                                                                                                                 ===========
                                   Class C--Based on net assets of $4,840,536 and 488,028
                                            shares outstanding                                                   $      9.92
                                                                                                                 ===========
                                   Class D--Based on net assets of $1,537,543 and 155,039
                                            shares outstanding                                                   $      9.92
                                                                                                                 ===========

              *Subject to principal paydowns.
             **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
               Portfolio.
            (a)Floating Rate Note.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                       US Government Securities Portfolio
                                                                         Face      Interest        Maturity
                       Issue                                            Amount       Rate          Date(s)           Value
US Government          Federal Home Loan Mortgage Corporation         $  697,745     11.50 %      6/01/2019       $  774,469
Agency                 Federal Home Loan Mortgage Corporation
Mortgage-Backed        --Gold Program                                    500,000      5.50         TBA (1)           485,625
Obligations*--         Federal Home Loan Mortgage Corporation
86.5%                  --Gold Program                                  2,843,245      5.50   3/01/2013-12/01/2013  2,762,942
                       Federal National Mortgage Association           2,973,243      6.00        10/01/2028       2,881,251
                       Federal National Mortgage Association-
                       -Dwarf                                          1,960,119      6.50   2/01/2012-2/01/2014   1,976,035
                       Federal National Mortgage Association
                       --Multi-Family #0073313++++                     2,004,118      6.18        1/01/2006        2,006,616
                       Government National Mortgage Association        1,000,000      5.50   3/15/2029-4/15/2029     946,870
                       Government National Mortgage Association          445,362      6.50        1/15/2028          442,436
                       Government National Mortgage Association        3,137,114      7.00   11/15/2027-8/15/2028  3,184,032
                       Government National Mortgage Association        3,417,610      7.50   10/15/2025-3/15/2028  3,523,337


                       Total US Government Agency Mortgage-Backed
                       Obligations (Cost--$19,069,536)                                            18,983,613


US Government          US Treasury Notes                               2,000,000      7.75        2/15/2001        2,089,380
Obligations--11.5%     US Treasury STRIPS**                            1,500,000      5.635++     8/15/2019          441,540


                       Total US Government Obligations
                       (Cost--$2,581,129)                                                                          2,530,920


SHORT-TERM              Face
SECURITIES             Amount                                           Issue

Repurchase           $1,000,000        Morgan Stanley & Company, purchased on 4/30/1999 to
Agreements***--                        yield 4.83% on 5/03/1999                                                    1,000,000
4.6%

                       Total Investments in Short-Term Securities (Cost--$1,000,000)                               1,000,000


                       Total Investments (Cost--$22,650,665)--102.6%                                              22,514,533

                       Liabilities in Excess of Other Assets--(2.6%)                                                (564,152)
                                                                                                                 -----------
                       Net Assets--100.0%                                                                        $21,950,381
                                                                                                                 ===========


                       Net Asset Value:  Class A--Based on net assets of $636,522 and 61,400
                                                  shares outstanding                                             $     10.37
                                                                                                                 ===========
                                         Class B--Based on net assets of $15,132,521 and
                                                  1,460,143 shares outstanding                                   $     10.36
                                                                                                                 ===========
                                         Class C--Based on net assets of $4,648,904 and
                                                  448,613 shares outstanding                                     $     10.36
                                                                                                                 ===========
                                         Class D--Based on net assets of $1,532,434 and
                                                  147,777 shares outstanding                                     $     10.37
                                                                                                                 ===========



                    (1)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
                      *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                     **STRIPS--Separate Trading of Registered Interest and Principal of
                       Securities.
                    ***Repurchase Agreements are fully collateralized by US Government &
                       Agency Obligations.
                     ++Represents the yield-to-maturity on this zero coupon issue at the time of purchase by the Portfolio.
                   ++++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.


Merrill Lynch Asset Builder Program, Inc., April 30, 1999


EQUITY PORTFOLIO CHANGES


For the Quarter Ended April 30, 1999


FUNDAMENTAL
VALUE PORTFOLIO


Additions

Dana Corporation
Eaton Corporation
Hercules Incorporated
Honeywell Inc.
Philip Morris Companies, Inc.


Deletions

Bristol-Myers Squibb Company
Pharmacia & Upjohn, Inc.



GLOBAL
OPPORTUNITY
PORTFOLIO


Additions

 AT&T Corp.
 AT&T Corp.--Liberty Media Group
 (Class A)
 Akzo Nobel NV
 American International Group, Inc.
 American Tower Corporation (Class A)
 Applied Materials, Inc.
 Aracruz Celulose SA (ADR)
 BASF AG
*Banca di Roma
 The Bank of Tokyo-Mitsubishi, Ltd.
 Bergesen d.y. ASA 'B'
 Best Buy Co., Inc.
 Bridgestone Corp.
 The British Land Company PLC
 Broken Hill Proprietary Company Limited
 Caterpillar Inc.
 Centocor, Inc.
 Colgate-Palmolive Company
 Companhia Vale do Rio Doce 'A' (Preferred)
 The Daimaru, Inc.
 Dayton Hudson Corporation
 Delphi Automotive Systems Corporation
 Dixons Group PLC
 Domtar, Inc.
 Eaton Corporation
 Elan Corporation PLC (ADR)
 Embratel Participacoes SA (ADR)
*First Union Corporation
 Ford Motor Company
 Hewlett-Packard Company
 Honda Motor Co., Ltd.
 Household International, Inc.
 International Paper Company
 Keyence Corporation
 Ladbroke Group PLC
 NEC Corporation
 The News Corporation Limited
 (Convertible Preferred) (ADR)
 Nippon Sheet Glass Company, Ltd.
 Oracle Corporation
 The Peninsular and Oriental Steam
 Navigation Company
 Pharmacia & Upjohn, Inc.
 Philip Morris Companies, Inc.
 Rohm and Haas Company
 Samsung Electronics
 The Sanwa Bank, Ltd.
 Siebel Systems, Inc.
 Softbank Corporation
 Sony Corporation (ADR)
 The Sumitomo Bank, Ltd.
 Sundstrand Corporation
 TDK Corporation
 Takeda Chemical Industries
 Telecomunicacoes Brasileiras SA--
 Telebras (ADR)
 Telecomunicacoes Brasileiras SA--
 Telebras (Preferred Block) (ADR)
 Tesco PLC
 Toshiba Corporation
 Toyota Motor Corporation
 Uniphase Corporation
 Unisys Corporation
 The Walt Disney Company
 Wells Fargo Company


Deletions

 3Com Corporation
 Allmerica Financial Corporation
 BMC Software, Inc.
*Banca di Roma
 Beckman Coulter Inc.
 Bethlehem Steel Corporation
 Burlington Northern Santa Fe Corp.
 Compaq Computer Corporation
 El Paso Energy Corporation
 Federal-Mogul Corporation
*First Union Corporation
 Fox Entertainment Group, Inc. (Class A)
 GenCorp Inc.
 General Motors Corporation
 HEALTHSOUTH Corporation
 Heller Financial, Inc.
 LucasVarity PLC
 Magna International, Inc. 'A'
 Mattel, Inc.
 Micron Technology, Inc.
 Morton International, Inc.
 Nabisco Holdings Corp. (Class A)
 Nestle SA (Registered Shares)
 Novartis AG (Registered Shares)
 Orion-Yhtyma OY 'B'
 Spectra-Physics AB 'A'
 Tele-Communications, Inc. (Class A)
 Tele-Communications TCI Ventures Group (Class A)
 Telecom Italia SpA
 Texas Utilities Company
 Thomson Travel Group PLC
 UNUM Corporation
 USX-U.S. Steel Group
 Valora Holding AG



GROWTH
OPPORTUNITY
PORTFOLIO


Additions

AT&T Corp.--Liberty Media Group
(Class A)
Abbott Laboratories
Equant (NY Registered Shares)
The Hartford Financial Services Group, Inc.
Nortel Networks Corporation


Deletions

Baan Company NV
FORE Systems, Inc.
Federated Department Stores, Inc.
Network Appliance, Inc.
Newbridge Networks Corporation
Nextel Communications, Inc. (Class A)
Northern Telecom Limited (Nortel)
PeopleSoft, Inc.
STMicroelectronics NV (NY Registered
Shares)
Telefonaktiebolaget LM Ericsson (ADR)
Viacom, Inc. (Class A)

[FN]
*Added and deleted in the same quarter.